================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 29, 1998
                Date of Report (Date of earliest event reported)


                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                    000-29222                  13-3575874
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)


                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)


                                 (816) 960-1333
              (Registrant's telephone number, including area code)


                                Page 1 of 5 Pages
                         Exhibit Index Appears at Page 3

================================================================================

Item 5. Other Events

            AVAX Technologies, Inc. (the "Company"), announced on Monday, June 29, 1998 that the Gynecologic Oncology Group, funded by the National Cancer Institute, has voted to conduct a Phase I/II clinical study of the O-Vax(TM) vaccine in Stage 3 ovarian cancer patients. O-Vax is the second member of a family of cancer vaccines under development by AVAX to undergo larger scale clinical testing in patients.

            Reference is made to the Company's related press release attached hereto as Exhibit 99.15 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the final paragraph of the press release).

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c)   Exhibits:

            99.15 Press Release dated June 29, 1998.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                AVAX TECHNOLOGIES, INC.

Date: June 29, 1998

                                By: /s/ Jeffrey M. Jonas
                                    --------------------------------------------
                                    Name: Jeffrey M. Jonas, M.D.
                                    Title: President and Chief Executive Officer

                                  Exhibit Index

Exhibit Number                                  Description
--------------                                  -----------

    99.15                              Press Release dated June 29, 1998.


                                       3